Exhibit 99.2 1

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, including, but not limited to, our progress and anticipated progress towards our long-term objectives, as well as more generally the status of our future liquidity and financial condition and our outlook for our 2022 Fiscal second quarter and 2022 Fiscal year. Many of these forward-looking statements can be identified by use of words such as may, will, expect, anticipate, approximate, estimate, assume, continue, model, project, plan, goal, preliminary, and similar words and phrases, although the absence of those words does not necessarily mean that statements are not forward-looking. Our actual results and future financial condition may differ materially from those expressed in any such forward-looking statements as a result of many factors. Such factors include, without limitation: general economic conditions including the recent supply chain disruptions, labor shortages, wage pressures, rising inflation and the ongoing military conflict between Russia and Ukraine; challenges related to our relationships with our suppliers, including the failure of our suppliers to supply us with the necessary volume and type of products; the impact of cost-saving measures; our inability to generate sufficient cash to service all of our indebtedness or our ability to access additional capital; our inability to complete our expected credit financings; changes to our credit rating or the terms on which vendors or others will provide us credit; the impact of strategic changes, including the reaction of customers to such changes; a challenging overall macroeconomic environment and a highly competitive retailing environment; risks associated with the ongoing COVID-19 pandemic and the governmental responses to it, including its impacts across our businesses on demand and operations, as well as on the operations of our suppliers and other business partners, and the effectiveness of our and governmental actions taken in response to these risks; changing consumer preferences, spending habits and demographics; demographics and other macroeconomic factors that may impact the level of spending for the types of merchandise sold by us; challenges in executing our omni-channel and transformation strategy, including our ability to establish and profitably maintain the appropriate mix of digital and physical presence in the markets we serve; our ability to successfully execute our store fleet optimization strategies, including our ability to achieve anticipated cost savings and to not exceed anticipated costs; our ability to execute on any additional strategic transactions and realize the benefits of any acquisitions, partnerships, investments or divestitures; disruptions to our information technology systems, including but not limited to security breaches of systems protecting consumer and employee information or other types of cybercrimes or cybersecurity attacks; damage to our reputation in any aspect of our operations; the cost of labor, merchandise, logistical costs and other costs and expenses; potential supply chain disruption due to trade restrictions or otherwise, and other factors such as natural disasters, pandemics, political instability, labor disturbances, product recalls, financial or operational instability of suppliers or carriers, and other items; inflation and the related increases in costs of materials, labor and other costs; inefficient management of relationships and dependencies on third-party service providers; our ability to attract and retain qualified employees in all areas of the organization; unusual weather patterns and natural disasters, including the impact of climate change; uncertainty and disruptions in financial markets; volatility in the price of our common stock and its effect, and the effect of other factors on our capital allocation strategy; changes to statutory, regulatory and other legal requirements or deemed noncompliance with such requirements; changes to accounting rules, regulations and tax laws, or new interpretations of existing accounting standards or tax laws; new, or developments in existing, litigation, claims or assessments; and a failure of our business partners to adhere to appropriate laws, regulations or standards. Except as required by law, we do not undertake any obligation to update our forward-looking statements. These statements are based on our management’s beliefs and assumptions, which in turn are based on currently available information. These assumptions could prove inaccurate. Any forward-looking statement we make in this presentation or elsewhere speaks only as of the date on which we make it. The risks identified above are not exhaustive, and you should be aware that there may be other risks that could adversely affect our business and financial performance. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. In any event, these and other important factors may cause actual results to differ materially from those indicated by our forward-looking statements. We have no duty, and do not intend, to update or revise the forward-looking statements we make in this presentation or elsewhere, except as may be required by law. In light of these risks and uncertainties, you should keep in mind that the future events or circumstances described in any forward-looking statement we make in this presentation or elsewhere might not occur. 2

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2 Q2’22 Liquidity Pro Forma Liquidity ▪ ~$1.0B o o $0.5B of incremental liquidity ▪ ▪ $0.5B o o ▪ o o ¹ Based on approximately $130M of outstanding LCs and $550M of borrowings as of Q2’2022 2 6 Pro forma based on Q2’2022 ending liquidity plus FILO loan and ABL commitment increase

▪ o o ▪ Comparable Comparable 1 o Sales Sales Stores o Fleet Optimization Digital o Fleet o Optimization o 7

▪ Reporting to CEO o o ▪ ▪ Mara Sirhal EVP, Brand President – Bed Bath & Beyond o o o o Patty Wu EVP, Brand President – buybuy BABY 8

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Approx. $1.45B Approx. 26% Decline Usage of Approx. $325M (vs. usage of approx. $500M last quarter) Decline in 20% Range; Improvement in 2H vs. 1H Approx. $250M below LY reflecting Cost Optimization in 2H22 Approx. $250M vs. originally planned $400M Key Assumptions: ▪ Approx. 150 store closures initiated in FY22 ¹ The Company has not yet completed its quarterly financial close and will provide its full financial results for the second quarter at a later time. Until that time, the preliminary results described in this press release are estimates only and remain subject to change and finalization based on management's ongoing review of results of the quarter and completion of all quarter-end close and review processes. 12

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This presentation contains certain non-GAAP information, including Adjusted SG&A and Free Cash Flow. Free Cash Flow is defined as operating cash flow less capital expenditures. Non-GAAP information is intended to provide visibility into the Company’s core operations and excludes special items, including non-cash impairment charges related to certain store-level assets and tradenames, loss on sale of businesses, loss on the extinguishment of debt, charges recorded in connection with the restructuring and transformation initiatives, which includes accelerated markdowns and inventory reserves related to the planned assortment transition to Owned Brands and costs associated with store closures related to the Company’s fleet optimization and the income tax impact of these items. The Company’s definition and calculation of non-GAAP measures may differ from that of other companies. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported GAAP financial results. The Company is not providing a reconciliation of its forward looking quarter ended August 27, 2022 non-GAAP preliminary expected results or its fiscal year 2022 guidance with respect to Adjusted SG&A and Free Cash Flow because it does not currently have sufficient information to accurately estimate all of the variables and individual adjustments for such reconciliation. As such, the Company cannot estimate on a forward-looking basis without unreasonable effort the impact these variables and individual adjustments will have on its reported results. 14

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